UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2012

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

230 CONSTITUTION DRIVE
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

At 8:00 a.m. PST, Wednesday, January 11, 2012, John A. Scarlett, M.D., President and Chief Executive Officer of Geron Corporation (the “Company” or “Geron”), will present at the JPMorgan Global Healthcare Conference in San Francisco, CA. The slides accompanying the presentation, together with a slide setting forth certain cautionary language intended to qualify the forward-looking statements included in the presentation, are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The slides will also be made available in the “Investor Relations” section of Geron’s website located at www.geron.com.

The information in this Item 7.01 and Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1 JPMorgan 2012 Presentation

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: January 11, 2012	By:	/s/ Olivia K. Bloom
Olivia K. Bloom
Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	JPMorgan 2012 Presentation